Exhibit 10.1

EXECUTION COPY

FIRST AMENDMENT TO

SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT, dated as of January 26, 2007 (this “Amendment Agreement”), is among WEIGHT WATCHERS INTERNATIONAL, INC., a Virginia corporation (the “Borrower”), the Lenders (such capitalized term, and other terms used in this Amendment Agreement, to have the meanings set forth in Article I) party hereto and the Administrative Agent (as defined below).

W I T N E S S E T H:

WHEREAS, pursuant to the terms of the Sixth Amended and Restated Credit Agreement, dated as of May 8, 2006 (as further amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), among the Borrower, the Lenders, The Bank of Nova Scotia, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders, and the other Agents, the Lenders have made, and are committed to make, Credit Extensions to the Borrower;

WHEREAS, that Borrower has announced its intention to make a public tender offer to acquire, and has entered into an agreement with an Affiliate to acquire, a portion of the Borrower’s outstanding common stock, for an aggregate purchase price not to exceed $1,000,000,000;

WHEREAS, in connection therewith, the Borrower intends to increase the principal amount of Term Loans that may be incurred by it under the terms of the Credit Agreement by $1,200,000,000 comprised of up to $700,000,000 Term A-1 Loans and up to $500,000,000 Term B Loans;

WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Existing Credit Agreement as herein provided; and

WHEREAS, the Lenders have agreed, subject to the terms and conditions set forth below, to amend the Existing Credit Agreement as more specifically set forth herein (the Existing Credit Agreement, as amended by this Amendment Agreement, being referred to as the “Credit Agreement”);

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows.

ARTICLE I

DEFINITIONS

SECTION 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendment Agreement shall have the following meanings (such meanings to be equally applicable to the singular and plural form thereof):

“Administrative Agent” is defined in the first recital.

“Amendment Agreement” is defined in the preamble.

“Borrower” is defined in the preamble.

“Credit Agreement” is defined in the fifth recital.

“Existing Credit Agreement” is defined in the first recital.

“First Amendment Effective Date” is defined in Section 3.1.

SECTION 1.2. Other Definitions. Terms for which meanings are provided in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment Agreement with such meanings.

ARTICLE II

AMENDMENTS TO THE

EXISTING CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the First Amendment Effective Date, the provisions of the Existing Credit Agreement referred to below are hereby amended in accordance with this Article. Except as expressly so amended, the Existing Credit Agreement shall continue in full force and effect in accordance with its terms.

SECTION 2.1. Amendment to Article I. Article I of the Existing Credit Agreement is hereby amended in accordance with Sections 2.1.1 through 2.1.2.

SECTION 2.1.1. Section 1.1 of the Existing Credit Agreement is amended by inserting the following definitions in the appropriate alphabetical order:

“Affiliate Purchase” is defined in clause (b) of the definition of “Self Tender and Affiliate Purchase”.

“AHS” means Artal Holdings Sp. z o.o., a corporation organized and existing under the laws of Poland.

“Applicable Percentage” means, if on the last day of the applicable Fiscal Year, the Net Debt to EBITDA Ratio is (i) greater than or equal to 4.50:1, 50%, (ii) less than 4.50:1 but greater than or equal to 3.50:1, 25%, and (iii) less than 3.50:1, 0%.

“Current Assets” means, on any date, without duplication, all assets (other than cash) which, in accordance with GAAP, would be included as current assets on a consolidated balance sheet of the Borrower and its Subsidiaries at such date as current assets (excluding, however, amounts due and to become due from Affiliates of the Borrower which have arisen from transactions which are other than arm’s-length and in the ordinary course of its business).

“Current Liabilities” means, on any date, without duplication, all amounts which, in accordance with GAAP, would be included as current liabilities on a consolidated balance sheet of the Borrower and its Subsidiaries at such date, excluding current maturities of Indebtedness.

“Designated Additional Term A-1 Loans” is defined in Section 2.1.6(a).

“Designated Additional Term B Loans” is defined in Section 2.1.6(a).

“Excess Cash Flow” means, for any Fiscal Year, the excess (if any), of

(a) EBITDA for such Fiscal Year;

over

(b) the sum, without duplication for such Fiscal Year, of:

(i) Interest Expense;

plus

(ii) scheduled payments and optional and mandatory prepayments (other than such prepayments made under clauses (b) and (e) of Section 3.1.1), to the extent actually made, of the principal amount of the Term Loans or any other term Debt (including Capitalized Lease Liabilities) and mandatory prepayments of the principal amount of the Revolving Loans pursuant to clause (c) of Section 3.1.1 in connection with a reduction of the Revolving Loan Commitment Amount;

plus

(iii) all federal, state and foreign income taxes actually paid in cash by the Borrower and its Subsidiaries;

plus

(iv) Capital Expenditures actually made (excluding Capital Expenditures constituting Capitalized Lease Liabilities and by way of the incurrence of Indebtedness to a vendor of any assets permitted to be acquired pursuant to Section 7.2.8 to finance the acquisition of such assets);

plus

(v) the amount of the net increase (or minus a net decrease), of Current Assets over Current Liabilities of the Borrower and its Subsidiaries from the last day of the immediately preceding Fiscal Year;

plus

(vi) Investments permitted and actually made pursuant to clauses (d), (g), (i) and (j) of Section 7.2.5;

plus

(vii) Restricted Payments (other than in connection with the Self Tender and Affiliate Purchase) permitted and actually made pursuant to Section 7.2.6;

plus

(viii) the aggregate cash consideration amount of Permitted Acquisitions actually made;

plus

(ix) non-recurring charges incurred in connection with a Franchise Acquisition.

“Excess Shares” shall mean the number of shares tendered by shareholders other than AHS and its Affiliates that are in excess of the number of shares offered for purchase under the Offer Documents.

“First Amendment” means the First Amendment to this Agreement, dated as of January 26, 2007, among the Borrower, the Lenders and the Administrative Agent.

“First Amendment Effective Date” is defined in Section 3.1 of the First Amendment.

“Maximum Amount” means the number of Shares that may be purchased by the Borrower in the Affiliate Purchase in accordance with the terms of the Offer Documents.

“Offer Documents” means, collectively, (i) the Offer to Purchase for Cash up to 8,300,000 shares of the Borrower’s common stock (and the related Letter of Transmittal and other related offering materials) filed with the U.S. Securities and Exchange Commission on December 18, 2006 and (ii) the Purchase Agreement.

“Patriot Act” means the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), as amended and supplemented from time to time.

“PPS” means the price per share paid by the Borrower for the Shares tendered by the holders of the shares in the Self Tender.

“Purchase Agreement” means the Stock Purchase Agreement, dated as of December 17, 2006, by and between the Borrower and AHS.

“Rights Agreement” means the Rights Agreement, dated as of November 15, 2001 (as amended), between the Borrower and Computershare, as rights agent.

“Self Tender and Affiliate Purchase” means, collectively,

(a) the purchase by the Borrower from other than AHS and its Affiliates of up to 8,548,027 shares (which amount reflects the number of shares actually tendered pursuant to the Offer Documents) of its common Capital Securities, including the associated preferred stock purchase rights issued pursuant to the Rights Agreement (the “Shares”) for an amount per Share determined in accordance with the Offer Documents (but in any event not to exceed $54.00 per Share) (the “Self Tender”); and

(b) the purchase by the Borrower from AHS of up to the Maximum Amount of Shares in accordance with the terms of the Purchase Agreement, for an amount per Share not to exceed the PPS, in accordance with the terms of the Purchase Agreement (referred to as the “Affiliate Purchase”).

“Shares” is defined in clause (a) of the definition of “Self Tender and Affiliate Purchase”.

“Supplement” means any Supplement to this Agreement whereby any Lenders or any other lenders provide commitments to make Term A-1 Loans and/or Term B Loans.

“Term A-1 Loans” means the Loans made on or after the First Amendment Effective Date in accordance with clause (b) of Section 2.1.6 in an original principal amount of up to $700,000,000.

“Term A-1 Note” means a promissory note of the Borrower, payable to the order of any Lender, in the form of Exhibit A-5 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Term A-1 Loans (including Designated Additional Term A-1 Loans), and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

“Term B Loans” means the Loans made on the First Amendment Effective Date in accordance with clause (b) of Section 2.1.6 in an original principal amount of up to $500,000,000.

“Term B Note” means a promissory note of the Borrower, payable to the order of any Lender, in the form of Exhibit A-6 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Term B Loans (including Designated Additional Term B Loans), and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

SECTION 2.1.2. The following definitions set forth in Section 1.1 of the Existing Credit Agreement are amended as follows:

(i) “Applicable Commitment Fee Margin” is amended in its entirety to read as follows:

“Applicable Commitment Fee Margin” means (i) prior to First Amendment Effective Date, determined as set forth in this Agreement without giving effect to the First Amendment and (ii) from and after the First Amendment Effective Date, the applicable percentage set forth below corresponding to the relevant Net Debt to EBITDA Ratio:

Net Debt to EBITDA Ratio	Applicable Commitment Fee Margin
≥3.50:1	0.250%

<3.50:1 and ≥ 2.00:1	0.200%

< 2.00:1 and ≥ 1.50:1	0.175%

< 1.50	0.150%

Notwithstanding anything to the contrary set forth in this Agreement (including the then effective Net Debt to EBITDA Ratio), the Applicable Commitment Fee Margin for Revolving Loans from the First Amendment Effective Date through (and including) the date of delivery of the Compliance Certificate (pursuant to clause (c) of Section 7.1.1) in respect of the first Fiscal Quarter ending after the First Amendment Effective Date shall be 0.250%. Subject to Section 4.7, the Net Debt to EBITDA Ratio used to compute the Applicable Commitment Fee Margin shall be the Net Debt to EBITDA Ratio set forth in the Compliance Certificate most recently delivered by the Borrower to the Administrative Agent. Changes in the Applicable Commitment Fee Margin resulting from a change in the Net Debt to EBITDA Ratio shall become effective upon delivery by the Borrower to the Administrative Agent of a new Compliance Certificate pursuant to clause (c) of Section 7.1.1. If the Borrower fails to deliver a Compliance Certificate within the time period set forth in clause (a) or (b) of Section 7.1.1, as applicable (the “Applicable Delivery Date”), the Applicable Commitment Fee Margin from and including the day after the

Applicable Delivery Date to but not including the date the Borrower delivers to the Administrative Agent a Compliance Certificate shall equal the highest Applicable Commitment Fee Margin set forth above.

(ii) “Applicable Margin” is amended in its entirety to read as follows:

“Applicable Margin” means the applicable percentage set forth below corresponding to the relevant Net Debt to EBITDA Ratio:

(a) For Term A Loans, Term A-1 Loans, Designated Additional Term A Loans, Designated Additional Term A-1 Loans and Revolving Loans:

Net Debt to EBITDA Ratio	Applicable Margin For Base Rate Loans	Applicable Margin For LIBO Rate Loans
≥3.50:1	0.25%	1.250%

<3.50:1 and ≥ 2.00:1	0.00%	1.000%

< 2.00:1 and ≥ 1.50:1	0.00%	0.875%

< 1.50:1	0.00%	0.750%

Notwithstanding anything to the contrary set forth in this Agreement (including the then effective Net Debt to EBITDA Ratio), the Applicable Margin for all Term A Loans, Term A-1 Loans, Designated Additional Term A Loans, Designated Additional Term A-1 Loans and Revolving Loans from the First Amendment Effective Date through (and including) the date of delivery of the Compliance Certificate (pursuant to clause (c) of Section 7.1.1) in respect of the first Fiscal Quarter ending after the First Amendment Effective Date shall be (i) 0.25% for Base Rate Loans and (ii) 1.250% for LIBO Rate Loans. Subject to Section 4.7, the Net Debt to EBITDA Ratio used to compute the Applicable Margin shall be the Net Debt to EBITDA Ratio set forth in the Compliance Certificate most recently delivered by the Borrower to the Administrative Agent. Changes in the Applicable Margin resulting from a change in the Net Debt to EBITDA Ratio shall become effective upon delivery by the Borrower to the Administrative Agent of a new Compliance Certificate pursuant to clause (c) of Section 7.1.1. If the Borrower fails to deliver a Compliance Certificate on or prior to the Applicable Delivery Date, the Applicable Margin from and including the day after the Applicable Delivery Date to but not including the date the Borrower delivers to the Administrative Agent a Compliance Certificate shall equal the highest Applicable Margin set forth above.

(b) For Term B Loans and Designated Additional Term B Loans:

Net Debt to EBITDA Ratio	Applicable Margin For Base Rate Loans	Applicable Margin For LIBO Rate Loans
≥3.00:1	0.50%	1.50%

< 3.00:1	0.25%	1.25%

Notwithstanding anything to the contrary set forth in this Agreement (including the then effective Net Debt to EBITDA Ratio), the Applicable Margin for all Term B Loans and Designated Additional Term B Loans from the First Amendment Effective Date through (and including) the date of delivery of the Compliance Certificate (pursuant to clause (c) of Section 7.1.1) in respect of the first Fiscal Quarter ending after the First Amendment Effective Date shall be (i) 0.50% for Base Rate Loans and (ii) 1.50% for LIBO Rate Loans. Subject to Section 4.7, the Net Debt to EBITDA Ratio used to compute the Applicable Margin shall be the Net Debt to EBITDA Ratio set forth in the Compliance Certificate most recently delivered by the Borrower to the Administrative Agent. Changes in the Applicable Margin resulting from a change in the Net Debt to EBITDA Ratio shall become effective upon delivery by the Borrower to the Administrative Agent of a new Compliance Certificate pursuant to clause (c) of Section 7.1.1. If the Borrower fails to deliver a Compliance Certificate on or prior to the Applicable Delivery Date, the Applicable Margin from and including the day after the Applicable Delivery Date to but not including the date the Borrower delivers to the Administrative Agent a Compliance Certificate shall equal the highest Applicable Margin set forth above.

(c) The Applicable Margin for Designated New Term Loans shall be determined pursuant to clause (a) of Section 2.1.6.

(iii) “Designated New Loan” is amended in its entirety to read as follows:

“Designated New Loan” means, as the context requires, a Designated Additional Term A Loan, a Designated Additional Term A-1 Loan, a Designated Additional Term B Loan and/or a Designated New Term Loan.

(iv) “Investment Grade Rating Date” is amended in its entirety to read as follows:

“Investment Grade Rating Date” means the date on which (a) the corporate credit rating assigned to the Borrower is an Investment Grade Rating; (b) no Default shall have occurred and be continuing; and (c) all Term B Loans and Designated Additional Term B Loans (if any) shall have been repaid in full.

(v) “Loan” is amended in its entirety to read as follows:

“Loan” means, as the context may require, a Revolving Loan, a Swing Line Loan, a Term A Loan, a Term A-1 Loan, a Term B Loan and a Designated New Loan.

(vi) “Note” is amended in its entirety to read as follows:

“Note” means, as the context may require, a Revolving Note, a Swing Line Note, a Registered Note, a Term A Note, a Term A-1 Note, a Term B Note or any promissory note representing a Designated New Loan.

(vii) “Percentage” is amended in its entirety to read as follows:

“Percentage” means, relative to any Lender, the applicable percentage relating to Term A Loans, Term A-1 Loans, Term B Loans, any Tranche of Designated New Loans, Swing Line Loans or Revolving Loans, as the case may be, as set forth opposite its name on Schedule II hereto (including Schedule II to the Supplement) under the applicable column heading or set forth in Lender Assignment Agreement(s) under the applicable column heading, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to Section 11.11. A Lender shall not have any Commitment to make a particular Tranche of Loans (as the case may be) if its percentage under the respective column heading is zero.

(viii) “Stated Maturity Date” is amended in its entirety to read as follows:

“Stated Maturity Date” means

(a) in the case of any Revolving Loan, June 30, 2011;

(b) in the case of any Term A Loan or Designated Additional Term A Loan, June 30, 2011;

(c) in the case of any Term A-1 Loan or Designated Additional Term A-1 Loan, January 26, 2013;

(d) in the case of any Term B Loan or Designated Additional Term B Loan, January 26, 2014; and

(e) in the case of any Designated New Term Loan, as determined in accordance with Section 2.1.6.

(ix) “Subordinated Debt” is amended in its entirety to read as follows:

“Subordinated Debt” means any unsecured subordinated Debt of the Borrower which shall (a) contain subordination provisions that are no less favorable to the holders of “Senior Indebtedness”, “Senior Debt” or terms of similar import as used in the applicable Sub Debt Documents than subordination provisions customarily contained in such documents for such type of subordinated debt, (b) not provide for any amortization (in whole or in part) of the Debt issued thereunder prior to 6 months after the Stated Maturity Date for Term A Loans, Term A-1 Loans and Term B Loans and (c) contain such other terms and conditions which, taken as a whole, are comparable to those customarily contained in Sub Debt Documents for such type of subordinated debt.

(x) “Term Loans” is amended in its entirety to read as follows:

“Term Loans” means, collectively, the Term A Loans, the Term A-1 Loans, the Term B Loans and the Designated New Loans.

(xi) “Tranche” is amended in its entirety to read as follows:

“Tranche” means, as the context may require, the Loans constituting Term A Loans, Term A-1 Loans, Term B Loans, Swing Line Loans, Revolving Loans or Designated New Loans.

SECTION 2.2. Amendments to Article II. Article II of the Existing Credit Agreement is hereby amended in accordance with Sections 2.2.1 through 2.2.2.

SECTION 2.2.1. Section 2.1.6 of the Existing Credit Agreement is amended and restated in its entirety to read as follows:

(a) Designated Additional Loans. At any time that no Default has occurred and is continuing, the Borrower may notify the Administrative Agent that the Borrower is requesting that, on the terms and subject to the conditions contained in this Agreement, the Lenders and/or other lenders not then a party to this Agreement provide up to an aggregate amount of $400,000,000 in commitments to provide (i) (A) additional Revolving Loan Commitments or (B) loans to be provided under a new tranche of revolving loans which have terms and conditions (including interest rate and maturity date), as mutually agreed to by the Borrower, the Administrative Agent, the Syndication Agent and the Person(s) providing such new tranche of Loans (in either case, “Designated Additional Revolving Loan Commitments), (ii) additional Term A Loans (“Designated Additional Term A Loans”), (iii) additional Term A-1 Loans (“Designated Additional Term A-1 Loans”), (iv) additional Term B Loans (“Designated Additional Term B Loans”) and/or (v) loans to be provided under a new tranche of term loans (“Designated New Term Loans”) which have terms and conditions (including interest rate and amortization schedule), as mutually agreed to by the Borrower, the Administrative Agent, the Syndication Agent and the Person(s) providing such new tranche of Loans. Notwithstanding anything to the contrary herein, the final maturity date of any new tranche of revolving loans described in clause (i)(B) above shall be no earlier than the Stated Maturity Date of the Revolving Loans and the final maturity date of any Designated New Loans shall be no earlier than the Stated Maturity Date of the Term A Loans, the Term A-1 Loans or the Term B Loans. Upon receipt of any such notice, the Administrative Agent shall use commercially reasonable efforts to arrange for the Lenders or other Eligible Institutions to provide such additional commitments; provided that the Administrative Agent will first offer each of the Lenders that then has a Percentage of the Commitment or Loans of the type proposed to be obtained a pro rata portion of any such additional commitment. Nothing contained in this Section 2.1.6 or otherwise in this Agreement is intended to commit any Lender or any Agent to provide any portion of any such additional commitments. If and to the extent that any Lenders and/or other lenders agree, in their sole discretion, to provide any such additional commitments, (i) in the case of Designated Additional Revolving Loan Commitments of the type set forth in clause (i)(A) above, the Revolving Loan Commitment Amount shall be increased by the amount of the additional Revolving Loan Commitments agreed to be so provided, (ii) subject to compliance with the terms of Section 5.2 and such other terms and conditions mutually agreed to among the Borrower, the Administrative Agent, the Syndication Agent and the Lenders providing any such other commitments, Loans of the type requested by the Borrower will be made on the date as agreed among such Persons, (iii) the Percentages of the respective Lenders in respect of the applicable Commitment or type of Loan shall be proportionally adjusted (provided that the Percentage of each Lender shall not be increased without the consent of such Lender), (iv) in the case of Designated Additional Revolving Loan Commitment of the type set forth in clause (i)(A) above at such time and in such manner as the Borrower and the Administrative Agent shall agree (it being understood that the Borrower and the Agents will use commercially reasonable efforts to avoid the prepayment or assignment of any LIBO Rate Loan on a day other than the last day of the Interest Period applicable thereto), the Lenders shall assign and assume outstanding Revolving Loans and participations in outstanding Letters of Credit so as to cause the amounts of such Revolving Loans and participations in Letters of Credit held by each Lender to conform to the respective Percentages of the Revolving Loan Commitment of the Lenders and (v) the Borrower shall execute and deliver any additional Notes or other amendments or modifications to this Agreement or any other Loan Document as the Administrative Agent may reasonably request. Any fees payable in respect of any commitment provided for in this Section 2.1.6 shall be as agreed to by the Borrower and the Administrative Agent. Any designation of a commitment hereunder (i) shall be irrevocable, (ii) shall reduce the amount of commitments that may be requested under this Section 2.1.6 pro tanto and (iii) shall be in a minimum principal amount of $5,000,000 and integral multiples of $1,000,000.

(b) Term A-1 and Term B Loans. The Borrower may request that, on the terms and subject to the conditions contained in this Agreement and the Supplement, the Lenders and/or other lenders not then a party to this Agreement provide up to an aggregate amount of $1,200,000,000 in commitments to provide Term A-1 Loans and Term B Loans to the Borrower on or following the First Amendment Effective Date (any such commitments shall be deemed a “Commitment” for all purposes in the Loan Documents and the commitment amounts in respect thereof shall thereafter be included in the definition of “Commitment Amount”). The Borrower shall execute and deliver any additional Notes or other amendments or modifications to this Agreement or any other Loan Document as the Administrative Agent may reasonably request.

SECTION 2.2.2. Section 2.2.2 of the Existing Credit Agreement is hereby amended by adding the words “or Excess Cash Flow” after the words “Net Disposition Proceeds” in the fourth line of such Section.

SECTION 2.3. Amendments to Article III. Article III of the Existing Credit Agreement is hereby amended in accordance with Sections 2.3.1 through 2.3.2.

SECTION 2.3.1. Section 3.1.1 is amended by (i) re-lettering clauses (e) and (f) of such Section as clauses “(h)” and “(i)”, respectively, and (ii) adding a new clauses (e), (f) and (g), to read in their entirety as follows:

(e) the Borrower shall, on the Stated Maturity Date and on each Quarterly Payment Date occurring on or during any period set forth below, make a scheduled repayment of the aggregate outstanding principal amount, if any, of all Term A-1 Loans in an amount equal to the amount set forth below opposite the Stated Maturity Date or such Quarterly Payment Date (as such amounts may have otherwise been reduced pursuant to this Agreement), as applicable:

01/01/07 through (and including) 12/31/07	$0.00
01/01/08 through (and including) 12/31/08	$0.00
01/01/09 through (and including) 12/31/09	$26,250,000.00
01/01/10 through (and including) 12/31/10	$35,000,000.00
01/01/11 through (and including) 12/31/11	$43,750,000.00;
01/01/12 through (and including) Stated Maturity Date for Term A-1 Loans	$56,000,000.00 (or the then outstanding principal amount of Term A-1 Loans, if different);

provided, that each remaining amortization amount of Term A-1 Loans occurring after the date of the making of a Designated Additional Term A-1 Loan will be increased pro rata by the aggregate principal amount of any Designated Additional Term A-1 Loan based on the percentage of the original principal amount of Term A-1 Loans payable on such Quarterly Payment Date with any excess due and payable on the Stated Maturity Date for Term A-1 Loans;

(f) the Borrower shall, on the Stated Maturity Date and on each Quarterly Payment Date occurring on or during any period set forth below, make a scheduled repayment of the aggregate outstanding principal amount, if any, of all Term B Loans in an amount equal to the amount set forth below opposite the Stated Maturity Date or such Quarterly Payment Date (as such amounts may have otherwise been reduced pursuant to this Agreement), as applicable:

01/01/07 through (and including) 12/31/13	$1,250,000.00
Stated Maturity Date for Term B Loans	$465,000,000.00 (or the then outstanding principal amount of Term B Loans, if different);

provided, that each remaining amortization amount of Term B Loans occurring after the date of the making of a Designated Additional Term B Loan will be increased pro rata by the aggregate principal amount of any Designated Additional Term B Loan based on the percentage of the original principal amount of Term B Loans payable on such Quarterly Payment Date with any excess due and payable on the Stated Maturity Date for Term B Loans;

(g) the Borrower shall, within 120 days following the last day of each Fiscal Year (beginning with the 2007 Fiscal Year), (or, if earlier, on the same day that it delivers the Borrower’s annual audited financial reports pursuant to clause (b) of Section 7.1.1), deliver to the Administrative Agent a calculation of the Excess Cash Flow for such Fiscal Year and no later than five Business Days following the delivery of such calculation, make a mandatory prepayment of the Loans in an aggregate amount equal to the Applicable Percentage of the Excess Cash Flow (if any) for such period, to be applied as set forth in Section 3.1.2 and Section 2.2.2;

SECTION 2.3.2. Clause (c) of Section 3.1.2 is amended in its entirety to read as follows:

(c) Each prepayment of Term Loans made pursuant to clause (b) and clause (g) of Section 3.1.1 shall be applied pro rata to a mandatory prepayment of the outstanding principal amount of all Term Loans (with the amount of such prepayment of the Term Loans being applied to the remaining Term Loan amortization payments, as the case may be, required pursuant to clauses (d), (e), (f) and (i) of Section 3.1.1, in each case pro rata in accordance with the amount of each such remaining amortization payment), until all such Term Loans have been paid in full and, thereafter, shall be applied in accordance with Section 2.2.2.

SECTION 2.4. Amendment to Article IV. Article IV of the Existing Credit Agreement is hereby amended in accordance with Section 2.4.1.

SECTION 2.4.1. Section 4.7 is amended by adding the following text to the end of such Section:

The Borrower acknowledges that the Lenders’ agreement to the amount of the Applicable Margin and fees payable under the Loan Documents is predicated on, among other things, the delivery by the Obligors pursuant to Section 7.1.1 of accurate and actual reporting of results of operation, and that the financial covenant ratios set forth in a Compliance Certificate shall only be treated by the Secured Parties as presumptive evidence of such actual results. If the actual Net Debt to EBITDA Ratio for any period is higher than that set forth in a Compliance Certificate for such period, then the amount of interest and fees owing for such period shall be established by reference to the actual Net Debt to EBITDA Ratio, and not such ratio set forth in the Compliance Certificate. Promptly, and in any event within three days, following the earlier of (i) the Borrower’s receipt of a notice from the Administrative Agent pursuant to this clause or (ii) the Borrower’s knowledge that the Net Debt to EBITDA Ratio for a particular period was higher than that reported for such period, the Borrower shall pay to the Administrative Agent all unpaid interest for such period based upon the actual Net Debt to EBITDA Ratio. In no event will the Lenders be required to rebate interest or fees paid by the Borrower, and the payment of incremental interest pursuant to this clause shall not adversely effect (and are without limitation of) the other rights and remedies of the Secured Parties under the Loan Documents.

SECTION 2.5. Amendments to Article VII. Article VII of the Existing Credit Agreement is hereby amended in accordance with Sections 2.5.1 through 2.5.4.

SECTION 2.5.1. Section 7.1.9 is amended by (i) deleting the word “and” at the end of clause (a), (ii) deleting the period at the end of clause (b) and inserting “; and” in its place and (iii) adding a new clause (c) to read in its entirety as follows:

(c) the proceeds of the Term A-1 Loans and the Term B Loans shall be applied by the Borrower (i) to fund the Self Tender and Affiliate Purchase, (ii) to fund the refinancing of Indebtedness under the WW.com Debt Documents and (iii) to finance the payment of the fees and expenses related to the foregoing; provided that to the extent the Borrower does not purchase the Excess Shares, up to $10,000,000 of the proceeds of the Term A-1 Loans shall be applied to repay outstanding Revolving Loans.

SECTION 2.5.2. Section 7.2.4 is amended in its entirety to read as follows:

SECTION 7.2.4. Financial Condition.

(a) Net Debt EBITDA Ratio. The Borrower will not permit the Net Debt to EBITDA Ratio as of the end of any Fiscal Quarter (i) prior to the First Amendment Effective Date, to be greater than 3.00 to 1.00 and (ii) thereafter, to be greater than 5.00 to 1.00.

(b) Interest Coverage Ratio. The Borrower will not permit the Interest Coverage Ratio as of the end of any Fiscal Quarter (i) prior to the First Amendment Effective Date, to be less than 3.00 to 1.00 and (ii) thereafter, to be less than 2.00 to 1.00.

SECTION 2.5.3. Section 7.2.6 is amended by (i) deleting the words “subject to clause (b)(ii),” appearing in the first line of clause (a) of such Section, (ii) re-lettering clause (a)(iii) as “(a)(iv)”, (iii) restating clause (a)(ii) to read in its entirety as set forth below and (iv) adding a new clause (a)(iii), to read in its entirety as follows:

(ii) the Borrower may make Restricted Payments of extraordinary dividends or to repurchase the Borrower’s Capital Securities (other than pursuant to clause (a)(iii)), so long as no Default has occurred and is continuing or would be caused thereby; provided, however, if the Investment Grade Rating Date has not occurred, such Restricted Payments shall not exceed $150,000,000 in the aggregate in any Fiscal Year for those Fiscal Quarters in such Fiscal Year during which either (A) subject to Section 4.7, the Net Debt to EBITDA Ratio is equal to or greater than 3.75:1 as set forth in the Compliance Certificate most recently delivered to the Administrative Agent or (B) the Net Debt to EBITDA Ratio is equal to or greater than 3.75:1 after giving pro forma effect to such Restricted Payments as of (and including) the computation date of the Compliance Certificate most recently delivered to the Administrative Agent;

(iii) the Borrower may make Restricted Payments in connection with the Self Tender and Affiliate Purchase in accordance with the terms of the Offer Documents; and

SECTION 2.5.4. Section 7.2.11 is amended by (i) deleting the word “and” at the end of clause (a), (ii) deleting the period at the end of clause (b) and inserting “; and” in its place, and (iii) adding a new clause (c), to read in its entirety as follows:

(c) except that the Borrower may consummate the Self Tender and Affiliate Purchase in accordance with the terms of the Offer Documents.

SECTION 2.6. Amendments to Article XI. Article XI of the Existing Credit Agreement is hereby amended by adding a new Section 11.18 at the end of such Article to read in its entirety as follows:

SECTION 11.18. Patriot Act. The Administrative Agent and each Lender hereby notifies the Borrower that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies each Borrower, which information includes the name and address of such Borrower and other information that will allow the Administrative Agent or such Lender to identify such Borrower in accordance with the Patriot Act. The Borrower agrees to promptly deliver, following a request by the Administrative Agent or any Lender, all documentation and other information the Administrative Agent or such Lender reasonably requests in order to comply with the Patriot Act and its ongoing obligations under other applicable “know your customer” and anti-money laundering rules and regulations.

SECTION 2.7. Exhibits. The exhibits to the Existing Credit Agreement are hereby amended by adding Exhibits A-5 and A-6 hereto.

ARTICLE III

CONDITIONS TO EFFECTIVENESS

SECTION 3.1. Effective Date. This Amendment Agreement shall become effective on the date (the “First Amendment Effective Date”) when all of the conditions set forth in this Article have been satisfied.

SECTION 3.1.1. Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment Agreement, duly executed and delivered on behalf of the Borrower and the Required Lenders.

SECTION 3.1.2. Affirmation and Consent. The Administrative Agent shall have received an Affirmation and Consent, dated as of the First Amendment Effective Date, in form and substance satisfactory to the Administrative Agent, duly executed and delivered by each of the Obligors (other than the Borrower).

SECTION 3.1.3. Costs and Expenses, etc. The Administrative Agent shall have received for the account of each Lender all fees, costs and expenses due and payable pursuant to Sections 3.3 and 11.3 of the Credit Agreement, if then invoiced.

SECTION 3.1.4. Refinancing Amounts under WW.com Debt Documents. The Administrative Agent shall have received evidence satisfactory to it that all amounts owing under the WW.com Debt Documents have been (or contemporaneous with the Term A-1 Loans and Term B Loans being made on the First Amendment Effective Date, will be), paid in full, and all commitments under the WW.com Debt Documents shall have been terminated and all collateral securing obligations under the WW.com Debt Documents shall have been released.

SECTION 3.1.5. Resolutions, etc. The Administrative Agent shall have received from WW.com and its U.S. Subsidiaries (i) a copy of a good standing certificate, dated a date reasonably close to the First Amendment Effective Date and (ii) a certificate, dated the First Amendment Effective Date, of its Secretary or Assistant Secretary as to:

(a) resolutions of each such Person’s Board of Directors (or other managing body, in the case of other than a corporation) then in full force and effect authorizing the execution, delivery and performance of each Loan Document to be executed by such Person and the transactions contemplated thereby;

(b) the incumbency and signatures of the Authorized Officers of WW.com and its U.S. Subsidiaries authorized to act with respect to each Loan Document to be executed by such Person; and

(c) the full force and validity of the certificate of incorporation and by-laws of such Person and copies thereof;

upon which certificates each Lender may conclusively rely until such Lender shall have received a further certificate of any such Person canceling or amending the prior certificate of such Person.

SECTION 3.1.6. Security Documents. The Administrative Agent shall have received each agreement, instrument or other document required to be delivered pursuant to Section 7.1.7(c) and 7.1.8(c) of the Credit Agreement, in form and substance satisfactory to the Administrative Agent, duly executed and/or delivered by an Authorized Officer of WW.com and its Subsidiaries (if any).

SECTION 3.1.7. Incurrence of Term A-1 Loans and Term B Loans. The Borrower shall have borrowed (or, contemporaneous with the effectiveness of this Amendment, will borrow) up to $135,000,000 of Term A-1 Loans and up to $500,000,000 of Term B Loans, in accordance with the terms of the Supplement attached hereto as Annex I.

SECTION 3.1.8. Patriot Act Disclosures. The Administrative Agent and each Lender shall have received all documentation and other information which the Administrative Agent or any Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act.

SECTION 3.1.9. Satisfactory Legal Form. All documents executed or submitted pursuant hereto by or on behalf of the Borrower shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel, and the Administrative Agent and its counsel shall have received all information, approvals, documents or instruments as the Administrative Agent or such counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

To induce the Lenders to enter into this Amendment Agreement, the Borrower represents and warrants to the Lenders as set forth below.

SECTION 4.1. Validity, etc. This Amendment Agreement constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

SECTION 4.2. Representations and Warranties, etc. Both before and after giving effect to this Amendment Agreement, the statements set forth in Section 5.2.1 of the Credit Agreement are true and correct.

ARTICLE V

MISCELLANEOUS

SECTION 5.1. Cross-References. References in this Amendment Agreement to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment Agreement.

SECTION 5.2. Loan Document Pursuant to Existing Credit Agreement. This Amendment Agreement is a Loan Document executed pursuant to the Existing Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement and, after the First Amendment Effective Date, the Credit Agreement.

SECTION 5.3. Successors and Assigns. This Amendment Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 5.4. Counterparts. This Amendment Agreement may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be deemed to be an original and all of which together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment Agreement.

SECTION 5.5. Governing Law. THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

SECTION 5.6. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Obligor which would require the consent of the Lenders under the Existing Credit Agreement or any of the Loan Documents.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

WEIGHT WATCHERS INTERNATIONAL, INC.

By:	/s/ Jeffrey A. Fiarman
Name:	Jeffrey A. Fiarman
Title:	Secretary

THE BANK OF NOVA SCOTIA, as the Administrative Agent

By:	/s/ Stephen Johnson
Name:	Stephen Johnson
Title:	Managing Director

BANK LEUMI USA

By:	/s/ Jonng Hee Hong
Name:	Jonng Hee Hong
Title:	First Vice President

BANK OF AMERICA, N.A.

By:	/s/ Gennadiy Gershman
Name:	Gennadiy Gershman
Title:	Vice President Senior Products Underwriter

CHARTER ONE BANK, N.A.

By:	/s/ Kathleen D. Schurr
Name:	Kathleen D. Schurr
Title:	Vice President

CITIBANK, N.A.

By:	/s/ Jason Quinn
Name:	Jason Quinn
Title:	Vice President

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

By:	/s/ Robert S. Taylor
Name:	Robert S. Taylor
Title:	Senior Vice President

By:	/s/ Barbara Peters
Name:	Barbara Peters
Title:	Assistant Vice President

COOPERATIEVE CENTRALE RAIFFEISEN- BOERENLEENBANK B.A. “RABOBANK NEDERLAND” NEW YORK BRANCH

By:	/s/ Tamira Treffers-Herrera
Name:	Tamira Treffers-Herrera
Title:	Executive Director

By:	/s/ Nick Baikie
Name:	Nick Baikie
Title:	Attorney-in-fact

CREDIT INDUSTRIEL ET COMMERCIAL

By:	/s/ Brian O’Leary
Name:	Brian O’Leary
Title:	Managing Director

By:	/s/ Dora Hyduk
Name:	Dora Hyduk
Title:	Senior Credit Manager

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By:	/s/ Sarah Wu
Name:	Sarah Wu
Title:	Director

By:	/s/ Cassandra Droogan
Name:	Cassandra Droogan
Title:	Vice President

FIRST COMMERCIAL BANK NEW YORK AGENCY

By:	/s/ Bruce Ju
Name:	Bruce Ju
Title:	Senior Vice President & General Manager

FORTIS CAPITAL CORP.

By:	/s/ Egens M. Van Iterson Scholten
Name:	Egens M. Iterson Scholten

By:	/s/ Daniel Jaffe
Name:	Daniel Jaffe

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Martin J. Mahoney
Name:	Martin J. Mahoney
Title:	Duly Authorized Signatory

JPMORGAN CHASE BANK, N.A.

By:	/s/ Jeffrey Lubatkin
Name:	Jeffrey Lubatkin
Title:	Senior Vice President

MIZUHO CORPORATE BANK, LTD.

By:	/s/ James Fayen
Name:	James Fayen
Title:	Deputy General Manager

NATIXIS, f/k/a NATEXIS BANQUES POPULAIRES

By:	/s/ Caroline Vérot Moore
Name:	Caroline Vérot Moore

By:	/s/ Pieter van Tulder
Name:	Pieter van Tulder

NORTH FORK BANK

By:	/s/ Philip Davi
Name:	Philip Davi
Title:	Senior Vice President

SCOTIABANC INC., as a Lender

By:	/s/ William E. Zarrett
Name:	William E. Zarrett
Title:	Managing Director

SOVEREIGN BANK

By:	/s/ Antonia Badolato
Name:	Antonia Badolato
Title:	Senior Vice President

STATE BANK OF INDIA, NEW YORK

By:	/s/ Ashok Wanchoo
Name:	Ashok Wanchoo
Title:	President & Head (Credit)

TD BANKNORTH, NA

By:	/s/ John Mercier
Name:	John Mercier
Title:	Senior Vice President

THE BANK OF NEW YORK

By:	/s/ Roger A Grossman
Name:	Roger A. Grossman

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Stephen Johnson
Name:	Stephen Johnson
Title:	Managing Director

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND

By:	/s/ Olive Kidd
Name:	Olive Kidd
Title:	Authorized Signatory

By:	/s/ Dierdre Reddan
Name:	Dierdre Reddan
Title:	Authorized Signatory

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ Marissa Petri
Name:	Marissa Petri

UNITED OVERSEAS BANK LIMITED, NEW YORK AGENCY

By:	/s/ George Lim
Name:	George Lim
Title:	FVP & General Manager

By:	/s/ Mario Sheng
Name:	Mario Sheng
Title:	Assistant Vice President

U.S. BANK N.A.

By:	/s/ M. Scott Donaldson
Name:	M. Scott Donaldson
Title:	Vice President

WACHOVIA BANK, N.A.

By:	/s/ Alan R. Green
Name:	Alan R. Green
Title:	Senior Vice President

EXHIBIT A-5

FORM OF TERM A-1 NOTE

$	January 26, 2007

FOR VALUE RECEIVED, the undersigned, WEIGHT WATCHERS INTERNATIONAL, INC., a Virginia corporation (“WWI”), promises to pay to the order of                      (the “Lender”) the principal sum of              ($            ) or, if less, the aggregate unpaid principal amount of all Term A-1 Loans shown on the schedule attached hereto (and any continuation thereof) made (or continued) by the Lender pursuant to the Sixth Amended and Restated Credit Agreement, dated as of May 8, 2006 (as amended by the First Amendment, dated as of January 26, 2007, and as further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the various financial institutions party thereto (the “Lenders”), the Syndication Agent and the Administrative Agent, payable in installments as set forth in the Credit Agreement, with a final installment (in the amount necessary to pay in full this Note) due and payable on the Stated Maturity Date for Term A-1 Loans. Unless otherwise defined herein, terms used herein have the meanings provided in the Credit Agreement.

WWI also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

Payments of both principal and interest are to be made in U.S. Dollars in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

This Note is one of the Term A-1 Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which WWI is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable.

All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

WEIGHT WATCHERS INTERNATIONAL, INC.

By:
Name:
Title:

A-5 2

DESIGNATED ADDITIONAL TERM A-1 LOANS AND PRINCIPAL PAYMENTS

	Amount of Term A-1 Loan Made		Interest Period (If Applicable)	Amount of Principal Repaid		Unpaid Principal Balance		Total	Notation Made By
Date	Alternate Base Rate	LIBO Rate		Alternate Base Rate	LIBO Rate	Alternate Base Rate	LIBO Rate

EXHIBIT A-6

FORM OF TERM B NOTE

$	January 26, 2007

FOR VALUE RECEIVED, the undersigned, WEIGHT WATCHERS INTERNATIONAL, INC., a Virginia corporation (“WWI”), promises to pay to the order of                      (the “Lender”) the principal sum of              ($            ) or, if less, the aggregate unpaid principal amount of all Term B Loans shown on the schedule attached hereto (and any continuation thereof) made (or continued) by the Lender pursuant to the Sixth Amended and Restated Credit Agreement, dated as of May 8, 2006 (as amended by the First Amendment, dated as of January 26, 2007, and as further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the various financial institutions party thereto (the “Lenders”), the Syndication Agent and the Administrative Agent, payable in installments as set forth in the Credit Agreement, with a final installment (in the amount necessary to pay in full this Note) due and payable on the Stated Maturity Date for Term B Loans. Unless otherwise defined herein, terms used herein have the meanings provided in the Credit Agreement.

WWI also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

Payments of both principal and interest are to be made in U.S. Dollars in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

This Note is one of the Term B Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which WWI is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable.

All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

WEIGHT WATCHERS INTERNATIONAL, INC.

By:
Name:
Title:

A-6 2

DESIGNATED ADDITIONAL TERM B LOANS AND PRINCIPAL PAYMENTS

	Amount of Term B Loan Made		Interest Period (If Applicable)	Amount of Principal Repaid		Unpaid Principal Balance		Total	Notation Made By
Date	Alternate Base Rate	LIBO Rate		Alternate Base Rate	LIBO Rate	Alternate Base Rate	LIBO Rate

ANNEX I

EXECUTION COPY

SUPPLEMENT TO

SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

This SUPPLEMENT, dated as of January 26, 2007 (this “Supplement”), to the Existing Credit Agreement referred to below, is among WEIGHT WATCHERS INTERNATIONAL, INC., a Virginia corporation (the “Borrower”), certain Lenders (such term, and other capitalized terms used in this Supplement, to have the meanings set forth in Section I below) and The Bank of Nova Scotia, as the Administrative Agent for the Lenders, with Credit Suisse Securities (USA) LLC and JPMorgan Securities Inc. acting as Joint Bookrunners and Joint Lead Arrangers for the Term A-1 Loans and the Term B Loans, and Bank of America, N.A. and Fortis Capital Corp. acting as Co-Documentation Agents.

W I T N E S S E T H:

WHEREAS, pursuant to the Sixth Amended and Restated Credit Agreement, dated as of May 8, 2006 (as further amended, supplemented or otherwise modified on or prior to the date hereof, the “Existing Credit Agreement”), among the Borrower, the Lenders and the Administrative Agent, the Lenders made (and remain committed to make) Credit Extensions to the Borrower; and

WHEREAS, pursuant to clause (b) of Section 2.1.6 of the Existing Credit Agreement, the Borrower has requested (i) up to $700,000,000 of loans to be provided under a new tranche of term loans (the “Term A-1 Loans”), of which $135,000,000 will be provided on the Supplement Effective Date and up to $565,000,000 will be provided on the Delayed Draw Date and (ii) $500,000,000 of loans to be provided under a new tranche of term loans (the “Term B Loans”) on the Supplement Effective Date, and this Supplement is being executed and delivered to evidence the terms of, and give effect to the making of, such Term A-1 Loans and Term B Loans;

NOW, THEREFORE, in consideration of the agreements herein contained and pursuant to Section 2.1.6 of the Existing Credit Agreement, the Existing Credit Agreement is hereby supplemented as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Supplement shall have the following meanings (such meanings to be equally applicable to the singular and plural form thereof):

“Delayed Draw Amount” means the aggregate principal amount of up to $565,000,000 of Term A-1 Loans.

“Delayed Draw Date” means the date (which shall be no later than February 16, 2007) on which the Borrowing of the Delayed Draw Amount is made following the Supplement Effective Date.

“Existing Credit Agreement” is defined in the first recital.

“Initial Term A-1 Loan Amount” means the aggregate principal amount of $135,000,000 of Term A-1 Loans.

“Supplement” is defined in the preamble.

“Supplement Effective Date” is defined in Section 3.1.

“Term A-1 Loan Commitment” is defined in Section 2.1(a).

“Term B Loan Commitment” is define in Section 2.1(b).

SECTION 1.2. Other Definitions. Terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Supplement with such meanings.

ARTICLE II

TERMS OF TERM A-1 LOANS AND TERM B LOANS

SECTION 2.1. Commitment. Subject to the terms hereof, the Borrower, the Lenders party to this Supplement and the Administrative Agent agree that:

(a) in a single Borrowing occurring on the Supplement Effective Date, each Lender that has a Term A-1 Loan Commitment will make Term A-1 Loans to the Borrower in an amount equal to such Lender’s Percentage of the Initial Term A-1 Loan Amount, and in a single Borrowing occurring on the Delayed Draw Date, each Lender that has a Term A-1 Commitment will make Term A-1 Loans to the Borrower in an amount equal to such Lender’s Percentage of the Delayed Draw Amount (with the commitment of each such Lender described in this clause (a) referred to as its “Term A-1 Loan Commitment”) and no commitment fees shall be payable to any Lenders in respect of the Delayed Draw Amount;

(b) in a single Borrowing occurring on the Supplement Effective Date, each Lender that has a Term B Loan Commitment will make Term B Loans to the Borrower in an amount equal to such Lender’s Percentage of the aggregate amount of the Borrowing of Term B Loans requested by the Borrower to be made on such day (with the commitment of each such Lender described in this clause (b) referred to as its “Term B Loan Commitment”);

(c) each applicable Lender’s Percentage of Term A-1 Loans and/or Term B Loans shall initially be as set forth opposite its name on Schedule II hereto under the applicable column heading and such Schedule II hereto shall be deemed to supplement Schedule II to the Existing Credit Agreement; and

2

(d) no amounts paid or prepaid with respect to any Term A-1 Loans or Term B Loans may be reborrowed.

SECTION 2.2. Lenders Not Permitted or Required to Make Loans. No Lender shall be permitted or required to, and the Borrower shall not request that any Lender, make (a) any Term A-1 Loan if, after giving effect thereto, the aggregate original principal amount of all the Term A-1 Loans (i) of all Lenders would exceed the Term A-1 Loan Commitment Amount or (ii) of such Lender would exceed such Lender’s Percentage of the Term A-1 Loan Commitment Amount or (b) any Term B Loan if, after giving effect thereto, the aggregate original principal amount of all the Term B Loans (i) of all Lenders would exceed the Term B Loan Commitment Amount or (ii) of such Lender would exceed such Lender’s Percentage of the Term B Loan Commitment Amount.

ARTICLE III

CONDITIONS TO EFFECTIVENESS

SECTION 3.1. Effective Date. This Supplement shall become effective on the date (the “Supplement Effective Date”) when all of the conditions set forth in this Article have been satisfied.

SECTION 3.1.1. Execution of Counterparts. The Administrative Agent shall have received counterparts of this Supplement, executed on behalf of the Borrower, the Sole Lead Arranger, the Administrative Agent and each Lender that will initially make the Term A-1 Loans and/or the Term B Loans.

SECTION 3.1.2. Resolutions, etc. The Administrative Agent shall have received from the Borrower (x) a copy of a good standing certificate dated a date reasonably close to the Supplement Effective Date and (y) a certificate, dated the Supplement Effective Date, of its Secretary or Assistant Secretary as to:

(a) resolutions of the Borrower’s Board of Directors then in full force and effect authorizing the execution, delivery and performance of (i) this Supplement, (ii) the Amendment and (iii) the Notes evidencing, and the borrowing of, the Term A-1 Loans and the Term B Loans; and

(b) the incumbency and signatures of the Borrower’s Authorized Officers authorized to execute and deliver this Supplement and the Notes evidencing the Term A-1 Loans and the Term B Loans;

upon which certificate each Lender may conclusively rely until such Lender shall have received a further certificate of the Borrower canceling or amending the prior certificate.

SECTION 3.1.3. Delivery of Notes. The Administrative Agent shall have received a Note for the account of each applicable Lender that has requested a Note evidencing such Lender’s Term A-1 Loans or Term B Loans, duly executed and delivered by an Authorized Officer of the Borrower.

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SECTION 3.1.4. Affirmation and Consent. The Administrative Agent shall have received an affirmation and consent substantially in the form of Exhibit A hereto, dated the Supplement Effective Date and duly executed by an Authorized Officer of each Guarantor.

SECTION 3.1.5. Opinions of Counsel. The Administrative Agent shall have received opinions, dated the Supplement Effective Date and addressed to the Administrative Agent and all Lenders, from:

(a) Simpson Thacher & Bartlett LLP, New York counsel to the Borrower and each other Obligor, in form and substance satisfactory to the Administrative Agent; and

(b) Hunton & Williams LLP, Virginia counsel to the Borrower, in form and substance satisfactory to the Administrative Agent.

SECTION 3.1.6. Fees and Expenses, etc. The Administrative Agent shall have received all fees, costs and expenses due and payable pursuant to Section 11.3 of the Existing Credit Agreement or otherwise owing to a Lender in connection with the making of the Loans contemplated by this Supplement.

SECTION 3.1.7. First Amendment to Existing Credit Agreement. Prior to, or contemporaneous with, the effectiveness of this Supplement, the First Amendment to the Existing Credit Agreement, in form and substance satisfactory to the Sole Lead Arranger, shall have been executed and delivered by the requisite parties and all conditions precedent to its effectiveness shall have been (or, contemporaneous with the effectiveness of this Supplement, will be) satisfied.

SECTION 3.2. Delayed Draw Date. On the Delayed Draw Date, (a) the Affiliate Purchase shall be consummated simultaneously with the funding of the Delayed Draw Amount and (b) the Joint Lead Arrangers shall receive all fees, costs and expenses owing to them, including, without limitation, pursuant to the terms of their fee letter with the Borrower, dated January 8, 2007.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

To induce the Lenders and the Administrative Agent to enter into this Supplement, and to make the Term A-1 Loans and the Term B Loans on the Supplement Effective Date, the Borrower represents and warrants such Persons as set forth below.

SECTION 4.1. Validity, etc. This Supplement (and the Existing Credit Agreement as supplemented hereby) constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

SECTION 4.2. Representations and Warranties, etc. Both before and after giving effect to this Supplement, the representations and warranties contained in Section 5.2.1 of the Existing

4

Credit Agreement are true and correct in all material respects as of the date hereof with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date).

SECTION 4.3. Liens Unimpaired. After giving effect to this Supplement and the incurrence of the Term A-1 Loans and the Term B Loans, neither the modification of the Existing Credit Agreement effected pursuant to this Supplement nor the execution, delivery, performance or effectiveness of this Supplement and the incurrence of the Debt represented by the Term A-1 Loans and the Term B Loans:

(a) impairs the validity, effectiveness or priority of the Liens granted in favor of the Secured Parties pursuant to the Loan Documents, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations (including any Obligations arising in connection with the making of the Term A-1 Loans and the Term B Loans), whether heretofore or hereafter incurred; or

(b) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

ARTICLE V

MISCELLANEOUS

SECTION 5.1. Cross-References. References in this Supplement to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Supplement.

SECTION 5.2. Loan Document Pursuant to Existing Credit Agreement. This Supplement is a Loan Document executed pursuant to the Existing Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement.

SECTION 5.3. Successors and Assigns. This Supplement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that (a) the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Administrative Agent and all Lenders; and (b) the rights of sale, assignment and transfer of the Lenders are subject to Section 11.11 of the Existing Credit Agreement.

SECTION 5.4. Counterparts. This Supplement may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be deemed to be an original and all of which together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Supplement by facsimile shall be effective as delivery of a manually executed counterpart of this Supplement.

SECTION 5.5. Governing Law. THIS SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

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IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be executed by their respective officers thereunto duly authorized as of the date first above written.

WEIGHT WATCHERS INTERNATIONAL, INC.

By:
Name:
Title:

THE BANK OF NOVA SCOTIA, as the Administrative Agent

By:
Name:
Title:

[INSERT NAME OF LENDER]

By:
Name:
Title:

SCHEDULE II

COMMITMENTS AND PERCENTAGES

Term A-1 Loans – $700,000,000 (maximum principal amount)

Term A-1 Loan Lender	Commitment Amount	Percentage
Credit Suisse, Cayman Islands Branch	$111,750,000	15.9643%
JPMorgan Chase Bank, N.A.	$51,750,000	7.3929%
Amalgamated Bank	$10,000,000	1.4286%
Bank of America, N.A.	$49,000,000	7.0000%
Citibank, N.A.	$45,000,000	6.4286%
Commerzbank AG, New York and Grand Cayman Branches	$15,000,000	2.1429%
Cooperatieve Centrale Raiffeisen-Boerenleen Bank B.A. “Rabobank Nederland”, New York Branch	$20,000,000	2.8571%
First Commercial Bank New York Agency	$6,500,000	0.9286%
First Tennessee Bank National Association	$15,000,000	2.1429%
Fortis Capital Corp.	$59,500,000	8.5000%
KBC N.V., New York Branch	$20,000,000	2.8571%
Mizuho Corporate Bank, Ltd.	$20,000,000	2.8571%
Natixis Banques Populaires	$35,000,000	5.0000%
National City Bank	$20,000,000	2.8571%
North Fork Bank	$12,000,000	1.7143%
PB Capital Corporation	$10,000,000	1.4286%
Raymond James Bank, FSB	$24,000,000	3.4286%

Term A-1 Loan Lender	Commitment Amount	Percentage
Sovereign Bank	$25,000,000	3.5714%
State Bank of India, NY	$5,500,000	0.7857%
SunTrust Bank	$50,000,000	7.1429%
TD Banknorth, N.A.	$25,000,000	3.5714%
The Bank of Nova Scotia	$44,000,000	6.2857%
The Governor and Company of the Bank of Ireland	$6,000,000	0.8571%
United Overseas Bank Limited, New York Agency	$20,000,000	2.8571%

COMMITMENTS AND PERCENTAGES

Term B Loans – $500,000,000 (maximum principal amount)

Term B Loan Lender	Commitment Amount	Percentage
The Bank of Nova Scotia	$500,000,000	100%

EXHIBIT A

AFFIRMATION AND CONSENT

January 26, 2007

The Bank of Nova Scotia,

  as Administrative Agent

-and -

Each of the Lenders party

  to the Credit Agreement

  referred to below

WEIGHT WATCHERS INTERNATIONAL, INC.

Ladies and Gentlemen:

This Affirmation and Consent is delivered to you pursuant to Section 3.1.4 of the Supplement, dated as of the date hereof (the “Supplement”), among Weight Watchers International, Inc., a Virginia corporation (the “Borrower”), the Lenders party thereto, Credit Suisse Securities (USA) LLC and JPMorgan Securities Inc., as Joint Bookrunners and Joint Lead Arrangers for the Term A-1 Loans and the Term B Loans, and The Bank of Nova Scotia, as the Administrative Agent for the Lenders, to the Sixth Amended and Restated Credit Agreement, dated as of May 8, 2006 (as amended on or prior to the date hereof and as further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders party thereto and the Agents. Terms not otherwise defined herein have the meaning assigned to such term in the Credit Agreement.

By its signature below, each of the undersigned (each a “Signatory”) hereby acknowledges, consents and agrees to the modification of the Credit Agreement pursuant to the terms and provisions set forth in the Supplement.

Each Signatory acknowledges that the Borrower has incurred (or may incur) up to $700,000,000 of additional Debt in the form of Term A-1 Loans and up to $500,000,000 of additional Debt in the form of Term B Loans (collectively with all fees, interest and expenses related thereto, the “New Obligations”). Also, each Signatory hereby reaffirms, as of the Supplement Effective Date (as defined in the Supplement), (i) the covenants and agreements contained in each Loan Document to which it is a party, including as such covenants and agreements may be modified by the Supplement, (ii) its guarantee of payment of the Obligations (including, without limitation, the New Obligations) pursuant to the applicable Guaranty, and (iii) its pledges and other grants of Liens in respect of the Obligations (including, without limitation, the New Obligations) pursuant to the applicable Loan Documents to which such Signatory is a party.

Each Signatory hereby represents and warrants that, immediately before and after giving effect to the Supplement, (i) no Default has occurred and is continuing, and (ii) each Loan Document, to which it is a party continues to be a legal, valid and binding obligation of the undersigned, enforceable against such party in accordance with their respective terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by principles of equity).

Each Signatory further confirms that each Loan Document, to which it is a party, is and shall continue to be in full force and effect and the same are hereby ratified and confirmed in all respects, except that upon the occurrence of the Supplement Effective Date, all references in such Loan Documents to the “Credit Agreement”, “Loan Documents”, “thereunder”, “thereof”, or words of similar import shall mean the Credit Agreement and the other Loan Documents, as the case may be, in each case after giving effect to the Supplement.

Each Signatory hereby acknowledges and agrees that the acceptance by the Administrative Agent and each Lender of this document shall not be construed in any manner to establish (or indicate) any course of dealing on the Administrative Agent’s or any Lender’s part, including the providing of any notice or the requesting of any acknowledgment not otherwise expressly provided for in any Loan Document with respect to any future amendment, waiver, supplement or other modification to any Loan Document or any arrangement contemplated by any Loan Document.

This Affirmation and Consent is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement. This Affirmation and Consent shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

THIS AFFIRMATION AND CONSENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSES SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

This Affirmation and Consent may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Affirmation and Consent by facsimile shall be effective as delivery of a manually executed counterpart of this Affirmation and Consent.

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IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Affirmation and Consent as of the date first above written.

WAIST WATCHERS, INC.
WEIGHT WATCHERS DIRECT, INC.
WEIGHT WATCHERS NORTH AMERICA, INC.
W/W TWENTYFIRST CORPORATION
W.W. WEIGHT REDUCTION SERVICES, INC.
W.W.I. EUROPEAN SERVICES, LTD
W.W. INVENTORY SERVICE CORP.
58 WW FOOD CORP.
WEIGHT WATCHERS CAMPS, INC.
W.W. CAMPS AND SPAS, INC.

By:
Title:

WW FUNDING CORP.

By:
Title:

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